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                                                                   EXHIBIT 10.67


                              AMENDMENT NUMBER ONE
                                       TO
                            ASSET PURCHASE AGREEMENT


          This Amendment Number One (this "Amendment") is made as of the 9th day of December, 1996, among The TJX Companies, Inc., a Delaware corporation ("TJX"), Chadwick's, Inc., a Massachusetts corporation and a wholly-owned subsidiary of TJX ("Chadwick's"), and Brylane, L.P., a limited partnership organized under the laws of the state of Delaware ("Brylane"), to the Asset Purchase Agreement between Buyer and Seller dated as of October 18, 1996 (the "Asset Purchase Agreement").

                                    Recitals

          1. TJX, Chadwick's and Brylane desire to amend certain provisions of the Asset Purchase Agreement and to add certain additional provisions to the Asset Purchase Agreement, all as set forth below.

          2. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Asset Purchase Agreement.

                                   Agreement

          Therefore, in consideration of the foregoing and the mutual agreements and covenants set forth below and in the Asset Purchase Agreement, the parties hereto hereby agree as follows:

1.  AMENDMENT.

    1.1.   Schedule 12.11.

          1.1.1. Schedule 12.11 to the Asset Purchase Agreement is hereby amended by adding the following thereto:

          "3. Claim by Louis Alcide relating to alleged discrimination on the basis of his race, color and national origin in connection with the termination of his employment with Chadwick's."

2. EFFECT ON ASSET PURCHASE AGREEMENT. Except to the extent of the amendments set forth specifically herein, all provisions of the Asset Purchase Agreement are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Asset Purchase Agreement not specifically amended herein.

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3.   EXECUTION IN COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original, but all of which together shall constitute one and the same Amendment. This Amendment shall become effective immediately upon execution.


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  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment Number One to be executed, as of the date first above written by their respective officers thereunto duly authorized.

                              THE TJX COMPANIES, INC.

                              By: /s/ Donald G. Campbell
                                 ----------------------------------------
                                Name:  Donald G. Campbell
                                Title: Executive Vice President



                              CHADWICK'S, INC.


                              By: /s/ Donald G. Campbell
                                 ----------------------------------------
                                Name:  Donald G. Campbell
                                Title: Vice President



                              BRYLANE, L.P.

                              By:  VGP Corporation
                                  Its: General Partner

                              By: /s/ John M. Roth
                                 ----------------------------------------
                                Name:  John M. Roth
                                Title: President